Exhibit 10.3

SUBSCRIPTION AGREEMENT

TO: The Directors of VEG HOUSE HOLDINGS INC. (the “Company”).

I, the undersigned (the “Subscriber”) request you to allot [•] Share(s) in the Company to me in consideration of the payment by me of the sum of US$[•] to the Company.

In addition to the cash consideration mentioned above, I hereby make the following representations as a condition to the Company’s acceptance of this subscription:

1. The Shares are being acquired by the Subscriber for its account, for investment purposes and not with a view to the sale or distribution of all or any part of the Shares, nor with any present intention to sell or in any way distribute the same, as those terms are used in the Securities Act of 1933, as amended (the “Act”), and the rules and regulations promulgated thereunder;

2. Subscriber has sufficient knowledge and experience in financial matters so as to be capable of evaluating the merits and risks of purchasing the Shares;

3. Subscriber has reviewed copies of such documents and other information as Subscriber has deemed necessary in order to make an informed investment decision with respect to its purchase of the Shares;

4. Subscriber understands that the Shares may not be sold, transferred or otherwise disposed of without registration under the Act or the availability of an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the Act, the Shares must be held indefinitely. Further, Subscriber understands and has the financial capability of assuming the economic risk of an investment in the Shares for an indefinite period of time;

5. Subscriber has been advised by the Company that Subscriber will not be able to dispose of the Shares, or any interest therein, without first complying with the relevant provisions of the Act and any applicable state securities laws;

6. Subscriber understands that the provisions of Rule 144 promulgated under the Act, permitting the routine sales of the securities of certain issuers subject to the terms and conditions thereof, are not currently, and may not hereafter be, available with respect to the Shares;

7. Subscriber acknowledges that the Company is under no obligation to register the Shares or to furnish any information or take any other action to assist the undersigned in complying with the terms and conditions of any exemption which might be available under the Act or any state securities laws with respect to sales of the Shares in the future;

8. Subscriber is an “Accredited Investor” as defined in rule 501 (a) of Regulation D of the Act.

I agree to take the said shares subject to the Memorandum of Association and the Articles of Association of the Company and I authorise you to enter the following name and address in the register of members of the Company:

Name:

Address:

Signed: _____________________

Name:

Dated: September ___, 2023